DriveWealth ETF Trust

Prospectus

April 24, 2023
DRIVEWEALTH ICE 100 INDEX ETF — (CETF)

Fund shares are not individually redeemable. Fund shares are listed on NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”).

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DriveWealth ETF Trust

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DriveWealth ICE 100 Index ETF Summary

Risk/Return Summary: Investment Objective

DriveWealth ICE 100 Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the performance of the ICE DriveWealth 100 Index (the “Index”).

Risk/Return Summary: Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(2)	0.35%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.85%

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(1) DriveAdvisory, LLC, the Fund’s investment adviser (“DriveAdvisory” or the “Adviser”), will pay all expenses of the Fund, except for the fee payments to the Adviser under the Investment Advisory Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses.

(2)      Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$87	$270

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced investment operations prior to the date of this Prospectus, it does not have portfolio turnover information for the prior fiscal year to report.

Risk/Return Summary: Investments, Risks and Performance

Principal Investment Strategies

The Fund seeks to provide investment results that, before fees and expenses, track the performance of the Index. The Index is a rules-based, equal-weighted index that tracks the performance of the top 100 U.S.-listed ETFs. For this purpose, the term “ETFs” means exchange-traded investment vehicles, including exchange-traded funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and exchange-traded vehicles that are not subject to the registration requirements of the 1940 Act, such as grantor trusts. The Index selects the 100 top ETFs based on a proprietary methodology that ranks eligible ETFs according to size, liquidity and risk-adjusted returns. The Fund uses a replication indexing strategy, which means that the Fund will invest in all or substantially all of the ETFs in the Index such that, after each quarterly rebalancing, 1% of the

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Fund’s assets will be invested in each of the 100 ETFs represented by the Index. In certain circumstances, when it is not possible or practicable to purchase or hold an ETF included in the Index to the same extent as represented by the Index due to potentially adverse tax consequences of that ETF or due to other Fund policies or restrictions, the Fund may adjust the Fund’s holdings such that the Fund’s weights may deviate from the weights of the Index to the extent necessary to avoid such adverse tax consequences or otherwise comply with Fund policies or restrictions. The ETFs in which the Fund invests are referred to herein as the “Underlying ETFs.”

In order to be eligible for inclusion in the Index, an ETF must satisfy a number of conditions, including, among others, that the ETF: (i) must be listed on NYSE Arca, the New York Stock Exchange (“NYSE”), Nasdaq or Cboe BZX Exchange, Inc. (“Cboe BZX”); (ii) may not be (a) an exchange-traded note, (b) an inverse or leveraged ETF, (c) an ETF-of-ETFs, or (d) a single-stock ETF; and (iii) may not itself track the Index. In addition, the ETF must have at least $100 million in assets under management as of a certain date, and have at least a $3 million trailing average daily traded value over a certain three-month period. ETFs that are eligible for inclusion in the Index are ranked by their risk-adjusted total returns over the most recent three-month period. Although the Index has only 100 constituent ETFs, the Index ranks 200 ETFs so that, in the event that an ETF is no longer eligible for inclusion due to a corporate action or otherwise, that ineligible ETF can be replaced by the next highest ranked eligible ETF without the need to republish the Index. The Index is provided by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with either the Fund or its investment adviser.

The Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the ETFs that comprise the Index. This investment policy is non-fundamental and may be changed with 60 days prior written notice to Fund shareholders. In addition, the Fund has a policy to not concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. The Index is not currently concentrated in an industry or group of industries.

Principal Risks

A shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares.

Equity Securities Risk.    The Fund will hold the equity securities issued by the Underlying ETFs. Equity securities, such as common stock, are subject to changes in value, and their values may be more volatile than those of other asset classes.

ETF Risk.    Like other ETFs, the Fund is subject to the following risks:

• Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. This, in turn, could lead to wider spreads between the bid price (i.e., the highest price a buyer is willing to pay to purchase shares) and the ask price (i.e., the lowest price a seller is willing to accept for shares) of the Fund.

• Premium/Discount Risk.    There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium to NAV) or less than the NAV intra-day (at a discount to NAV). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, bid-ask spreads (as defined below) may widen and market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

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• Secondary Market Trading Risk.    Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

The Underlying ETFs will also be subject to the foregoing risks.

Investments in Other Investment Companies and ETFs Risk.    Because the Fund invests all or substantially all of its assets in the Underlying ETFs, the Fund’s investment performance is directly related to the performance of those Underlying ETFs, the majority of which are registered investment companies. The Fund’s NAV will change with changes in the value of the Underlying ETFs. In addition, Fund investors will incur a proportionate share of the expenses of the Underlying ETFs (including any operating costs and investment management fees) in addition to the fees and expenses regularly borne the Fund. The Fund will be affected by the investment policies, and practices, performance and risks of the Underlying ETFs in direct proportion to the amount of assets the Fund invests in such Underlying ETFs. Because the Fund seeks to track the Index, the components of which may change on a quarterly basis, the extent to which the Fund is indirectly affected by, or exposed to, an Underlying ETF’s performance or risks will vary based on the Index. In addition, to the extent that a significant portion of the Underlying ETFs represent similar asset classes or have similar risks, the Fund will have greater exposure to such asset classes and risks.

Unregistered Investment Vehicles Risk.The Fund may invest in Underlying ETFs that are not registered as investment companies under the 1940 Act. The Fund’s investments in such vehicles will not have the regulatory protections afforded by the 1940 Act, such as those that limit the use of leverage and impose requirements on the custody of assets.

Market Risk.    The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Passive Investment Risk.There is no guarantee that the Index will create the desired exposure, and the Fund is not actively managed. The Fund does not seek to “beat” the Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk.    Although the Fund intends to replicate the Index, under unusual circumstances, the Adviser or the sub-adviser to the Fund may determine that it would be in the best interest of the Fund to not fully replicate the Index and/or to hold securities not included in the Index or to hold securities included in the Index at a percentage that differs from the Index percentage. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk.    There is a risk that the performance of the Fund may diverge from performance of the Index as a result of tracking error. Tracking error may occur because of the differences between the securities held in the Fund’s portfolio and those included in the Index, because of pricing differences, transaction and/or operating costs, the Fund’s holding uninvested cash, differences in the timing of the accrual of dividends, changes to the Index or the costs of complying with various new or existing regulatory requirements. Additionally, tracking error may result because the Fund incurs fees and expenses, while the Index does not.

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Large Shareholder Risk.A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, or one or more other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

New Fund Risk.    A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Tax Risk.    In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at https://www.drivewealth.com/advisory/dwi-us100 or by calling (833) 222-8843. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser

DriveAdvisory, LLC serves as the investment adviser to the Fund.

Sub-Adviser

Penserra Capital Management LLC (“Penserra or the “Sub-adviser”) serves as the sub-adviser to the Fund.

Portfolio Managers

Dustin Lewellyn, Ernesto Tong and Anand Desai (each a “Portfolio Manager”) are jointly and primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers has managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on the Exchange. Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the bid and ask prices when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, are available on the Fund’s website at https://www.drivewealth.com/advisory/dwi-us100.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Additional Information About the Fund and Underlying ETFs.

The Fund is designed to track the Index. An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Index. From time to time, the Index Provider, may make changes to the methodology or other adjustments to the Index. Unless otherwise determined by DriveAdvisory, any such change or adjustment will be reflected in the calculation of the Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, DriveAdvisory or any of its affiliates.

Additional Information about the Fund’s Investment Strategies

The Fund seeks to provide investment results that, before fees and expenses, track the performance of the Index. The Index is a rules-based, equal-weighted index that tracks the performance of the top 100 U.S.-listed ETFs. For this purpose, the term “ETFs” means exchange-traded investment vehicles, including exchange-traded funds that are registered as investment companies under the 1940 Act and exchange-traded vehicles that are not subject to the registration requirements of the 1940 Act. The Index selects the 100 top ETFs based on a proprietary methodology that ranks eligible ETFs according to size, liquidity and risk-adjusted returns. The Fund uses a replication indexing strategy, which means that the Fund will invest in all or substantially all of the ETFs in the Index such that, after each quarterly rebalancing, 1% of the Fund’s assets will be invested in each of the 100 ETFs represented by the Index. In certain circumstances, when it is not possible or practicable to purchase or hold an ETF included in the Index to the same extent as represented by the Index due to potentially adverse tax consequences of that ETF or due to other Fund policies or restrictions, the Fund may adjust the Fund’s holdings such that the Fund’s weights may deviate from the weights of the Index to the extent necessary to avoid such adverse tax consequences or otherwise comply with Fund policies or restrictions. Under unusual circumstances, the Adviser or the Sub-adviser may determine that it would be in the best interest of the Fund to exclude from its portfolio an ETF that is a constituent of the Index.

In order to be eligible for inclusion in the Index, an ETF must satisfy a number of conditions, including, among others, that the ETF:

•        must be listed on NYSE Arca, NYSE, Nasdaq or Cboe BZX;

•        may not be (a) an exchange-traded note, (b) an inverse or leveraged ETF, (c) an ETF-of-ETFs, or (d) a single-stock ETF;

•        may not itself track the Index;

•        must have at least $100 million in assets under management as of a certain date; and

•        must have at least a $3 million trailing average daily traded value over a certain three-month period.

ETFs that are eligible for inclusion in the Index are ranked by their risk-adjusted total returns over the most recent three-month period. An ETF will be selected for inclusion in the Index if, following the process described above, the ETF is (i) one of the 200 most highly ranked ETFs; and (ii) is currently a constituent of the Index. If fewer than 100 ETFs have been selected for inclusion in the Index, then the remaining highest ranked ETFs are added until there

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are 100 ETF constituents in the Index. Although the Index has only 100 constituent ETFs, the Index ranks 200 ETFs so that, in the event that an ETF is no longer eligible for inclusion due to a corporate action or otherwise, that ineligible ETF can be replaced by the next highest ranked eligible ETF without the need to republish the Index.

The Index undergoes a full reconstitution and rebalancing of constituent holdings quarterly after the close of trading on the third Friday of March, June, September, and December. At the quarterly reconstitution, qualifying constituents are re-selected based on the criteria described above, then equal-weighted. The reference date for the input data used to determine security qualification is the first Friday of March, June, September, and December. For purposes certain eligibility requirements, including liquidity and risk-adjusted return, the Index will utilize a three-month look-back period, which is defined as three calendar months prior to the reference date.

The Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the ETFs that comprise the Index. This investment policy is non-fundamental and may be changed with 60 days prior written notice to Fund shareholders. The Fund may hold cash or use a cash sweep vehicle for any excess cash of the Fund. In addition, the Fund has a policy to not concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies. The Index is not currently concentrated in an industry or group of industries.

The 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company, such as an ETF, and limits such investments to no more than 5% of the fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. The Fund currently expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company, such as an ETF, unless, immediately after such acquisition, the Fund and its affiliated persons would exceed 3% of the investment company’s total outstanding stock. To the extent this 3% limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser or Sub-adviser considers optimal. Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. This policy is subject to change.

Additional Information about the Investment Risks of the Fund and the Underlying ETFs

The following section provides additional information regarding certain of the principal risks of investing in the Fund, as well as additional risk information about the Fund and the Underlying ETFs. For further information about investment risks, please see the Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in the Fund

Equity Securities Risk.    The Fund will invest in the equity securities issued by the Underlying ETFs. Equity securities, such as common stock, are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of equity securities in the Fund’s portfolio will rise and fall over time. These fluctuations could be a sustained trend or a drastic movement. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations.

ETF Risk.    Like other ETFs, the Fund is subject to the following risks:

•        Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or

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discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•        Premium/Discount Risk.    The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below (at a discount), at or above (at a premium) their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, bid-ask spreads may widen and market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the securities held of the Fund trading individually. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•        Secondary Market Trading Risk.    Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

As ETFs, the Underlying ETFs will also be subject to ETF Risk.

Investments in Other Investment Companies and ETFs Risk.

Because the Fund invests all or substantially all of its assets in the Underlying ETFs, the Fund’s investment performance is directly related to the performance of those Underlying ETFs. The Fund’s net asset value will change with changes in the value of the Underlying ETFs. In addition, Fund investors will incur a proportionate share of the expenses of the Underlying ETFs (including operating costs and investment management fees) in addition to the fees and expenses regularly borne the Fund. The Fund will be affected by the investment policies, and practices, performance and risks of the Underlying ETFs in direct proportion to the amount of assets the Fund invests in such Underlying ETFs. Because the Fund seeks to track the Index, the components of which may change on a quarterly basis, the extent to which the Fund is indirectly affected by, or exposed to, an Underlying ETF’s performance or risks will vary based on the Index. In addition, to the extent that a significant portion of the ETFs included in the Index represent similar asset classes or have similar risks, the Fund will have greater exposure to such asset classes and risks.

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As noted above, as a shareholder in the Underlying ETFs, the Fund will be indirectly exposed to the risks of investing in such Underlying ETFs. For example, Underlying ETFs that invest in equity securities will be subject to risks associated with such securities, and Underlying ETFs that invest in fixed income securities will be subject to, among other risks, credit risk and interest rate risk. Likewise, Underlying ETFs that invest in foreign securities, restricted securities and other assets, and/or that use derivatives or other instruments, will be exposed to risks associated with such assets and techniques. The Fund will be affected by such risks in direct proportion to the amount of assets the Fund has invested in the applicable Underlying ETFs.

For additional information about the risks of investing in the Underlying ETFs, please see the subsection of this prospectus entitled “Additional Information About the Fund and Underlying ETFs — Additional Risks — Risks of Investing in the Underlying ETFs”, as well as the respective prospectuses and statements of additional information of the Underlying ETFs, which are required to be filed electronically with the SEC and may be obtained from its website (www.sec.gov) and, in many cases, are available from the respective websites associated with the Underlying ETFs.

Unregistered Investment Vehicles Risk.    One or more Underlying ETFs may be exchange-traded investment vehicles that are not be registered as investment companies under the 1940 Act, such as grantor trusts. As a result, the Fund’s investments in such Underlying ETFs will not have the regulatory protections afforded by the 1940 Act to investors in registered investment companies. Some protections afforded by the 1940 Act to investors in registered investment companies include limitations applicable to the use of leverage, requirements concerning the custody of assets, and a requirement for the investment company to use an independent registered public accounting firm and to prepare audited financial statements.

Market Risk.    The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in the financial condition of a single issuer can impact a market as a whole.

Geopolitical events, including terrorism, tensions, war or other open conflicts between nations, the imposition of sanctions, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund.

Markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

Passive Investment Risk.    The Fund is not actively managed, does not seek to “beat” the Index, and does not take temporary positions when markets decline. Therefore, the Fund may not sell an investment due to current or projected underperformance of an investment, industry or sector. If a specific investment is removed from the Index, the Fund may be forced to sell such investment at an inopportune time or for a price other than the investment’s current market value. It is expected that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Index. The Index may not contain the appropriate mix of investments for any particular economic cycle, and the timing of movements from one type of investment to another in seeking to track the Index could have a negative effect on the Fund. However, the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in investments not included in the Index. There is no guarantee that the Index will create the desired exposure.

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Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Management Risk.    The Fund intends to replicate the Index. However, under unusual circumstances, the Adviser or the Sub-adviser may determine that it would be in the best interest of the Fund to not fully replicate the Index and/or to hold securities not included in the Index. The investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective. In addition, although the Sub-adviser has previously served as the sub-adviser to ETFs, the Adviser has not previously served as an investment adviser to ETFs. As a result, there is no long-term track record against which an investor may judge the Adviser’s management of an ETF, and it is possible the Adviser may not achieve the Fund’s intended investment objective.

Tracking Error Risk.    Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of the Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses and transaction and/or operational costs, imperfect correlation between the Fund’s investments and those of the Index, asset valuation differences, tax considerations, the unavailability of investments in the Index from time to time, holding cash and cash equivalents, and other liquidity constraints. In addition, investments included in the Index may be suspended from trading. Moreover, the Fund may be delayed in purchasing or selling investments and other instruments included in the Index.

Large Shareholder Risk.    A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates, or one or more other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows may be frequent and could negatively affect the Fund’s net asset value and performance, and could cause the Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect the Fund’s ability to meet shareholder redemption requests or could limit the Fund’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

New Fund Risk.    The Fund is new and does not yet have a significant number of shares outstanding. If the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a trading halt. The Fund also is subject to the continued listing standards of the Exchange, with which the Fund must comply in order to continue being listed on the Exchange. Among other requirements, the continued listing standards require a minimum number of shareholders.

Tax Risk.    In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income and distribution requirements each year and certain asset diversification requirements at the end of each quarter of its taxable year. With respect to the income requirement, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. With respect to the asset diversification requirement, the Fund generally may not acquire a security if, as a result of the acquisition, at the end of a quarter the Fund would not satisfy the following requirements: (a) that at least 50% of the value of its total assets be represented by (i) cash, cash items, Government Securities and securities of other regulated investment companies, and (ii) other securities limited in respect of any of the security to an amount not greater than 5% of the Fund’s total assets and to not more than 10% of the voting securities of such issuer; and (b) not more than 25% of the total value of the Fund’s assets can be invested in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, the securities of two or more issuers that the Fund controls and are engaged in the same or similar (or related) trades or businesses, or the securities of one or more qualified publically traded partnerships. If the Fund were to fail to qualify as a regulated investment company, whether as a result of the Fund’s not satisfying the income, distribution or diversification requirements, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect its performance.

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In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid Fund-level taxes, the Fund must also satisfy certain distribution requirements. If the Fund fails to satisfy the distribution requirement necessary to qualify for treatment as a regulated investment company for any taxable year, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level. If the Fund fails to satisfy a separate distribution requirement, it will be subject to a Fund-level excise tax. These Fund-level taxes will apply in addition to taxes payable at the shareholder level on distributions.

To the extent the Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return. The Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Additional Risks

Cash and Cash Equivalents Risk.    The Fund may hold cash or use a cash sweep vehicle for any excess cash of the Fund. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Cash Transactions Risk.    The Fund currently intends to effect creation and redemptions “in-kind.” However, the Trust reserves the right to require creations and redemption be effected in whole or in part for cash. To the extent creations and redemptions are effected in cash, the Fund may be less tax-efficient than an investment in an ETF that does not elect to effect all creations and redemptions principally for cash. ETFs generally are able to make in-kind redemptions and generally are not taxed on any gains on holdings that are distributed as part of an in-kind redemption.

Risks of Investing in the Underlying ETFs.    As described above, the Fund will be indirectly exposed to the risks of the Underlying ETFs in direct proportion to the amount of assets the Fund invests in such Underlying ETFs. In addition to the applicable risks described above, an Underlying ETF will, depending on its investment strategy and policies, be subject to the following risks. The summary of risks below may not present all of the investment risks of the Underlying ETFs. Please see the prospectuses and statements of additional information of the Underlying ETFs for a more fulsome description of the risks of investing in such Underlying ETFs.

•        Counterparty Risk.    An Underlying ETF may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

•        Credit Risk.    The fixed-income securities in an Underlying ETF’s portfolio may be subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due. This may cause the issuer’s securities to decline in value.

•        Derivatives and Short Position Risk.    An Underlying ETF may invest in certain types of derivatives contracts, including futures, options and swaps, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses to the Underlying ETF. In addition, an Underlying ETF that engages in short sales and may incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Because the potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

•        Fixed Income Securities Risk.    An Underlying ETF may invest in fixed income securities, which are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions.

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•        Foreign and Emerging Market Securities Risk.    An Underlying ETF may invest in foreign securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. The value of the Underlying ETF’s investments may decline because of factors affecting a particular issuer, and/or factors affecting foreign markets and issuers generally. In addition, where all or a portion of the Underlying ETF’s portfolio holdings trade in markets that are closed when the Underlying ETF’s market is open, there may be valuation differences that could lead to differences between the Underlying ETF’s market price and the value of the Underlying ETF’s portfolio holdings. To the extent that an Underlying ETF focuses its investments in a single country or in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on the Underlying ETF’s performance relative to a more geographically diversified fund.

•        High Yield Securities Risk.    An Underlying ETF may invest in securities that are rated below investment grade by Standard & Poor’s Global Ratings, Fitch, Inc. or Moody’s Investors Service, Inc. or, if unrated, are determined to be of comparable quality. These securities, commonly referred to as “junk bonds,” may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.

•        Interest Rate Risk.    Changes in interest rates will affect the value of an Underlying ETF’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

•        Income Risk.    Income risk is the risk that the income received by the Underlying ETF may decrease as a result of falling interest rates or dividend yields.

•        Sector Risk.    To the extent that an Underlying ETF invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. An Underlying ETF’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

•        Investment Style Risk.    An Underlying ETF may use a particular style or set of styles (e.g., growth, value) to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

•        Large-Cap Company Risk.    Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•        Mid-Cap and Small-Cap Company Risk.    Mid-cap and small-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value. In general, these risks are greater for small-cap companies than for mid-cap companies.

•        Portfolio Management Risk.    The Underlying ETFs are subject to the risk that strategies used by their investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Underlying ETF.

•        Privately Placed and Other Restricted Securities Risk.    Restricted securities, including privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to an Underlying ETF investing in such securities. The

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risk that securities may not be sold for the price at which an Underlying ETF is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Underlying ETF’s net asset value.

•        Liquidity Risk.    Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by an Underlying ETF may be impossible or difficult to sell, particularly during times of market turmoil. An Underlying ETF may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Underlying ETF’s shares.

•        Valuation Risk.    The price at which an Underlying ETF sells any particular investment may differ from the Underlying ETF’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. An Underlying ETF’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Portfolio Holdings Information

Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the website. A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund’s SAI. The holdings of the Fund can be found on the Fund’s website at https://www.drivewealth.com/advisory/dwi-us100.

Management

Board of Trustees

The Board of Trustees of the Trust is responsible for the general supervision and overseeing the management and business affairs of the Fund. The Board of Trustees appoints officers who are responsible for the day-to-day operations and oversee operations of the Fund by its officers. The Board of Trustees also reviews management of the Fund’s assets by the Adviser and Sub-adviser. Information about the Board of Trustees and executive officers of the Fund is contained in the SAI.

Investment Adviser

DriveAdvisory, LLC, the Adviser, is a registered investment adviser located at 15 Exchange Place, 10th Floor, Jersey City, New Jersey 07302. DriveAdvisory serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Trust, except for the fee payments to the Advisor under the Advisory Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses.

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund also may invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

In carrying out its responsibilities under the Advisory Agreement, the Adviser is permitted to retain, at its own cost and expense, the services of one or more sub-advisers. The Adviser may apply for an exemptive order from the SEC to permit it and the Board of Trustees to hire, terminate and replace sub-advisers and to amend the sub-advisory agreements between the Adviser and the sub-advisers without obtaining shareholder approval. However, changes to contracts that result in an increase in the aggregate management fee rate paid by a fund would still be subject to shareholder approval. If such an order is sought and obtained, the Adviser would be able, subject to the approval of Board, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for the Fund pursuant to such an order, shareholders would receive notice of such action.

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Sub-Adviser

Pursuant to an investment sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”), Penserra Capital Management LLC, a New York limited liability company with a principal office located at 4 Orinda Way, 100-A, Orinda, California 94563, is responsible for the day-to-day management of the Fund. The Sub-adviser, which has been registered as an investment adviser since 2014, provides investment advisory services to other exchange-traded funds. The Sub-adviser is responsible for, among other things, trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board of Trustees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-adviser a fee for its services.

The Sub-adviser is responsible for managing the investment portfolio of the Fund and will direct the purchase and sale of the Fund’s investment securities. The Sub-adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

Portfolio Managers

The Fund’s day-to-day activities are managed by a team of portfolio managers from the Sub-adviser.

Dustin Lewellyn, Ernesto Tong, and Anand Desai are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Each of the portfolio managers has managed the Fund since its inception. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and portfolio management at a large asset management firm for more than 6 years.

Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years as vice president at BlackRock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

Mr. Desai has been a Senior Vice President with Penserra since 2020. Mr. Desai has served in various roles at Penserra since joining the team in 2015. Prior to that, Mr. Desai was a portfolio fund accountant at State Street for five years.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund, see the SAI.

Management Fee

Under the Advisory Agreement, the Adviser is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act), legal, audit and other services, except for the unitary advisory fee under the Advisory Agreement, interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.

Because the Fund had not commenced operations prior to the date of this Prospectus, DriveAdvisory did not receive any unitary advisory fees during the prior fiscal year.

The Advisory Agreement has been approved by the Board of Trustees and shareholders of the Fund. In this regard, DriveAdvisory, as the sole initial shareholder of the Fund, will approve various matters and agreements, including the Advisory Agreement for the Fund prior to its public offering.

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The Adviser entered into the Sub-Advisory Agreement with the Sub-adviser, under which the Adviser pays the Sub-adviser, for services it provides for that portion of the Fund for which it acts as sub-adviser, a monthly fee at an annual rate equal to a percentage of the management fee paid to DriveAdvisory under the Advisory Agreement.

Other Service Providers

Distributor

Foreside Fund Services, LLC (“Distributor”), an affiliate of Foreside Financial Group, LLC d/b/a ACA Group, serves as the Fund’s distributor. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund.

Administrator, Transfer Agent and Custodian

State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund. State Street maintains all necessary shareholder records.

Conflicts of Interest

The investment activities of DriveAdvisory its affiliates (collectively, the “Affiliates”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. DriveAdvisory and its Affiliates may provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. In addition, DriveAdvisory and its Affiliates may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. DriveAdvisory, or one or more Affiliates act, or may act, as an investor, research provider, investment manager, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Adviser or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of the Adviser and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in the Adviser or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.

No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts.

In addition, the Fund may, from time to time, enter into transactions in which the Adviser or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by the Adviser or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by the Adviser or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

The Adviser is an affiliate of DriveWealth, LLC (“DW”). DW is a registered broker-dealer under the Securities Exchange Act of 1934, as amended. DW is also a member of the Financial Industry Regulatory Authority, Inc. (FINRA). DW’s primary business is to act as a clearing broker and in such capacity, performs certain functions in support of the customer relationships established by its introducing broker-dealer partners. These functions may include supporting the funding of an end-investors account, the acceptance and execution of transaction orders, and reporting end-investor account activity to the end-investor via trading confirmations, account statements and certain

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information that the end-investor may view while logged into their accounts through their introducing broker-dealer’s website or application program interface (API). DW may act as clearing broker with respect to securities of the Fund. As such, DW may receive compensation for such activities.

The Fund’s activities may be limited because of regulatory restrictions applicable to DriveAdvisory or one or more Affiliates and/or their internal policies designed to comply with such restrictions.

It is also possible that, from time to time, an Affiliate and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by such Affiliate and/or its advisory clients.

The activities of the Adviser and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Adviser has adopted policies and procedures designed to address these potential conflicts of interest.

Shareholder Information

Calculating NAV

The Fund calculates its NAV by:

•        Taking the current market value of its total assets

•        Subtracting any liabilities and withholdings (if any)

•        Dividing that amount by the total number of shares owned by the shareholders

The Fund normally calculates NAV as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (a “Business Day”) (normally, 4:00 p.m. Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by the Fund’s independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

Any investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Securities for which market prices are not “readily available,” or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser or Sub-adviser becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the

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closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Valuation Committee be called.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security may be materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

Fair Value Pricing

The Board of Trustees has designated the Adviser as the valuation designee for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies to fair value Fund investments whose market prices are not readily available or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer that enters into an Authorized Participant agreement with the Distributor (an “Authorized Participation Agreement”) may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this Prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For more information on how to buy and sell shares of the Fund, call (833) 222-8843 or visit https://www.drivewealth.com/advisory/dwi-us100.

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Premium/Discount Information

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at https://www.drivewealth.com/advisory/dwi-us100. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), DriveAdvisory, the Sub-adviser or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution

The Distributor distributes Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in shares of the fund. The Distributor has no role in determining the policies of the fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Adviser and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). For example, the Adviser

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and/or its affiliates may compensate certain broker-dealers from its own assets for making the fund available through the intermediaries’ distribution channels, including online and mobile channels; for providing the fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; for granting the Adviser and/ or its affiliates access to the financial representative’s sales force; for granting the Adviser and/or its affiliates access to the financial representative’s conferences and meetings; for assistance in training and educating the financial representative’s personnel; and for obtaining other forms of marketing support.

The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Adviser and/or its affiliates and the financial representatives or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.

Receipt of, or the prospect of receiving, additional compensation may influence your financial representative’s recommendation of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s SAI, which is available to you on request at no charge (see the back cover of this Prospectus for more information on how to request a copy of the SAI).

It is possible that broker-dealers that execute portfolio transactions for the fund will also sell shares of the fund to their customers. However, the Adviser will not consider the sale of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. Accordingly, the Adviser has implemented policies and procedures reasonably designed to prevent its traders from considering sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Adviser and/or its affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act which allows payment of marketing fees of up to 0.25% of the Fund’s average net assets. The Fund has no present intention of paying, accruing or incurring any Rule 12b-1 fees until such time as approved by the Fund’s Board of Trustees.

Active Investors and Market Timing

The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Declaration of Trust Provisions

The Board has adopted, and may amend from time to time, an Amended and Restated Declaration of Trust (“Declaration of Trust”) for the Trust, which governs its operations. The Declaration of Trust contains provisions regarding derivative claims of shareholders. Derivative actions will be processed in accordance with the requirements set forth in Section 3816 of the Delaware Act (or successor provision(s)) and such other provisions as required under

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Delaware law. The Declaration of Trust places limitations on the forum in which claims against the Trust may be heard and includes a waiver of a jury trial. Claims against the Trust, other than those that are brought under the federal securities laws, are required to be brought in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, shareholders may be required to bring claims in an inconvenient or less favorable forum. However, shareholders should be aware that they cannot waive their rights under the federal securities laws. Therefore, the above limitations do not apply to claims asserted under the federal securities laws. A court may choose not to enforce these provisions.

Householding Policy

To reduce expenses, the Fund will mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at (833) 222-8843 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request. Investors who hold their shares through an intermediary are subject to the intermediary’s policies. Contact your financial intermediary for any questions you may have.

Dividends and Distributions

The Fund pays out dividends to shareholders at least annually. The Fund distributes its net capital gains, if any, to shareholders annually. The Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions, including if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company under Subchapter M of the Code or to avoid imposition of income or excise taxes on undistributed income.

Additional Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

The Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains income.

The income dividends you receive from the Fund (which include the Fund’s short-term capital gains) will be taxed as either ordinary income or qualified dividend income. For non-corporate shareholders, dividends that are reported as qualified dividend income are generally taxable at reduced maximum tax rates to the extent that the Fund receives qualified dividend income and subject to certain limitations and holding period requirements.

Distributions of the Fund’s short-term capital gains are generally taxable as ordinary income. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are taxable at reduced maximum tax rates.

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If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of distributions you receive from the Fund.

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year. Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, then the Fund may elect, for U.S. federal income tax purposes, to treat certain non-U.S. income taxes (including withholding taxes) paid by the Fund as paid by its shareholders, allowing the shareholder the opportunity to claim a foreign tax credit. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income received with respect to the shares (including Fund dividends and distributions, and any gain on the sale of shares), until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Tax Status of Share Transactions

Any capital gain or loss upon a sale of the Fund’s shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as a short-term gain or loss if held for one year or less. Any capital loss on the sale of the Fund’s shares held for six months or less is treated as a long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.

Medicare Contribution Tax

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” including interest, dividends, and certain capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Back-Up Withholding

The Fund, or an intermediary such as a broker, will be required in certain cases to withhold at applicable withholding rates (currently 24%) and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund or intermediary either an incorrect tax identification number or no number at all, (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”) for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund or intermediary that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

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Non-U.S. Investors

If you are not a citizen or permanent resident of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. The withholding tax will also not apply to properly designated interest-related dividends and short-term capital gain dividends. You also may potentially be subject to U.S. federal estate taxes.

A 30% withholding tax will generally be imposed on dividends paid by the Fund to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS, or the tax authorities in their home jurisdictions, information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Proposed regulations (which are effective while pending) eliminate the application of the Foreign Account Tax Compliance Act withholding tax to capital gain dividends and redemption proceeds that was scheduled to take effect in 2019.

State Tax Considerations

In addition to federal taxes, distributions by the Fund and ownership of the Fund’s shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in the Fund’s shares.

Taxes on Creations and Redemptions of Creation Units

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Index Provider Disclaimers

Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE DriveWealth 100 IndexSM/®” is a service/trade mark of ICE Data Indices, LLC or its affiliates. These trademarks have been licensed, along with the Index for use by DriveAdvisory, LLC in connection with DriveWealth ICE 100 Index ETF (the “Product”). Neither DriveAdvisory, DriveWealth ETF Trust, nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data’s only relationship to DriveAdvisory is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to the DriveAdvisory or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has

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not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of DriveAdvisory or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Additional Disclaimers

DriveAdvisory and Trust Disclaimer

Neither DriveAdvisory nor the Trust guarantees the accuracy or the completeness of any index or any data included therein and neither shall have any liability for any errors, omissions or interruptions therein. DriveAdvisory and the Fund further make no representation or warranty, express or implied, to the owners of shares of the Fund or any members of the public as to results to be obtained by the Fund from the use of any index, as to any data included therein, or as to the advisability of investing in securities generally or in the Fund particularly. DriveAdvisory expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any index or fund. Without limiting any of the foregoing, in no event shall DriveAdvisory have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

NYSE Arca, Inc. Disclaimer

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of an index, if any, or the ability of an index, if any, to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of any index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of any subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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Financial Highlights

No financial highlights are available for the Fund because the Fund had not commenced operations prior to the end of the prior fiscal year.

Additional Information

Additional and more detailed information about the Fund is included in the SAI dated April 24, 2023. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, when available, or make inquiries, without charge by calling (833) 222-8843, visiting https://www.drivewealth.com/advisory/dwi-us100, or writing to the Trust at 15 Exchange Place, 10th Floor, Jersey City, New Jersey 07302. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund, the Adviser or the Sub-adviser, as applicable. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Trust’s Investment Company Act file number is 811-23837.

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DriveWealth ETF Trust
STATEMENT OF ADDITIONAL INFORMATION
April 24, 2023

DRIVEWEALTH ICE 100 INDEX ETF — (CETF)

Shares of DriveWealth ICE 100 Index ETF (the “Fund”) will be traded on the NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) relates to the Fund, a series of the DriveWealth ETF Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the current prospectus for the Fund, dated April 24, 2023, as it may be revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s audited financial information is not yet available as of the date of this SAI. A copy of the Prospectus, this SAI, and/or the most recent annual and semi-annual reports to shareholders, when available, may be obtained, without charge, by calling (833) 222-8843, visiting https://www.drivewealth.com/advisory/dwi-us100, or writing to the Trust at 15 Exchange Place, 10th Floor, Jersey City, New Jersey 07302.

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GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on October 13, 2022 and is permitted to offer multiple, separate series (i.e., funds). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified series of the Trust. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund will only be issued against full payment, as further described in the Prospectus and this SAI.

DriveAdvisory, LLC (“DriveAdvisory” or the “Adviser”) serves as the investment adviser to the Fund and is responsible for continuously reviewing, supervising and administering the Fund’s investment program. The Adviser has selected Penserra Capital Management, LLC (“Penserra” or the “Sub-adviser”) to serve as sub-adviser to manage, on a daily basis, the assets of the Fund. The Adviser has sub-contracted certain of the Trust’s administrative and accounting services to State Street Bank and Trust Company (“State Street”). Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of the Fund.

Exchange-Traded Fund (“ETF”) Operations

The Fund issues and redeems shares at net asset value (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities (“Basket”), together with a specified cash payment, or, in certain circumstances, for an all cash payment. Unlike mutual funds, shares are not individually redeemable.

Certain employees of the Adviser are responsible for interacting with market participants that transact in Baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities the Fund is willing to accept in connection with a purchase (“creation”) of shares, and securities that the Fund will provide on a redemption of shares. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course.

Shares of the Fund will be listed on NYSE Arca, Inc. (the “Exchange”), a national securities exchange and trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day. Such market prices may be lower, higher or equal to NAV. Accordingly, when transacting in the secondary market, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares. They may also be subject to brokerage commissions and charges.

INVESTMENT STRATEGIES AND RISKS

General

The Fund’s principal investment strategies and risks are discussed in the Prospectus. The investment techniques discussed below and in the Prospectus may, consistent with the Fund’s investment objective and investment limitations, be used by the Fund or the ETFs in which the Fund invests (the “Underlying ETFs”). The term “ETF” refers to exchange-traded investment vehicles, including those that are required to register under the 1940 Act and are not subject to the registration requirements of the 1940 Act. As such, the Underlying ETFs may include an exchange-traded vehicle that is not registered under 1940 Act. The Fund is free to reduce or eliminate its activity with respect to any of the investment techniques discussed below without changing its fundamental investment policies (described below) and without prior notice to shareholders. There is no assurance that the Fund’s strategies or any other methods of investment will result in the achievement of the Fund’s objective.

The following supplements the information contained in the Prospectus concerning the investment strategies and risk factors relating to an investment in the Fund.

Regulatory Risk.    The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to the Fund and the Underlying ETFs.

Cybersecurity Risk.    With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches suffered by the Adviser, Sub-adviser, Distributor or other service provider (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units with the Fund) (each an “Authorized Participant”), and the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Trust has established a business continuity plan in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.

Government Intervention in Financial Markets.    The value of the Fund’s holdings is generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Past instability during the 2008-2009 financial downturn led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Tracking Variance.    As discussed in the Prospectus, the Fund is subject to the risk of tracking variance (also referred to as tracking error risk). Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform each Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser or Sub-adviser.

Recent Market Conditions.    The Fund seeks to track the performance of the ICE DriveWealth 100 Index (the “Index”). The performance of the Index and the Fund is subject to general market conditions.

U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Interest rates were unusually low in recent years in the United States and abroad, but the interest rate environment changed dramatically in 2022 as interest rates moved significantly higher. Aggressive stimulus measures in 2020 and 2021, rising demand for goods and services, tight labor markets, and supply chain disruptions contributed to a surge of inflation in many sectors of the U.S. and global economies. Due to concerns regarding high inflation, the U.S. Federal Reserve (the “Fed”) and many foreign governments and monetary authorities have raised interest rates and implemented other policy initiatives in an effort to control inflation, and they may continue to do so. It is difficult to predict accurately the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of any such further increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Rising interest rates may present a greater risk than has historically been the case due to the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives. As such, fixed-income and related markets may continue to experience heightened levels of interest rate volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. The Fund’s investments may not keep pace with inflation, and the value of an investment in the Fund may be eroded over time by inflation. Changes in government or central bank policies could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful. The Fed’s or foreign central banks’ actions may result in an economic slowdown in the U.S. and abroad. There are concerns that monetary policy may provide less support should economic growth slow.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that provide military or economic support to Russia. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s investments. The extent and duration of military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on the Fund. The impact of the novel coronavirus (COVID-19) pandemic caused significant volatility and severe losses in global financial markets. The COVID-19 pandemic and efforts to contain its spread resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions and border closings, extended quarantines and stay-at-home orders, event and service cancellations, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects. The impact of any outbreak may last for an extended period of time.

Public health crises caused by outbreaks of infectious diseases or other public health issues, such as the COVID-19 pandemic, may exacerbate other pre-existing economic, political, and social tensions and risks, disrupt market conditions and operations and economies around the world, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of infectious diseases may be greater in countries that do not move effectively to control them or that have limited access to or popular uptake of vaccines, which may occur because of a lack of health care or economic resources or for political or other reasons. Additionally, public health crises caused by outbreaks of infectious diseases or other public health issues, such as the COVID-19 pandemic, could impair the information technology and other operational systems upon which the Adviser relies, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Such impacts could impair the Fund’s ability to maintain operational standards (including with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, and negatively impact the Fund’s performance.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there has been a significant increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the value of markets, sectors and companies in which the Fund invests.

Cash Management Risk.    The Fund intends to hold cash or use a cash sweep vehicle for excess cash of the Fund to accommodate Fund operations. While the Fund does not intend to maintain larger cash positions, it is possible that holding cash could negatively affect the Fund’s performance due to missed investment opportunities, and may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.

Investment Risks of the Underlying ETFs

As the Fund will invest all or substantially all of its assets in the Underlying ETFs, it will be indirectly exposed to the investment risks of those Underlying ETFs. The following supplements the discussion in the Fund’s Prospectus regarding the risks to which one or more Underlying ETFs may be subject. However, that discussion and the following information may not present all of the investment risks of the Underlying ETFs. Please see the Underlying ETFs’ prospectuses and statements of additional information for a more complete discussion of those risks.

Equity Securities Risk.    An Underlying ETF that invests in equity securities will be subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Underlying ETF’s shares. These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

•        Large-Cap Risk.    An Underlying ETF that invests in large-cap companies is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•        Mid-Cap Risk.    An Underlying ETF that invests in mid-cap companies is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•        Preferred Stock Risk.    Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

•        Small-Cap Risk.    An Underlying ETF may invest in small-cap companies. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations and could increase the volatility of the Underlying ETF’s portfolio and performance.

Foreign Investments.    An Underlying ETF may invest in foreign securities. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of an Underlying ETF to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although an Underlying ETF may invest in securities denominated in foreign currencies, its portfolio securities and other assets will be valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Underlying ETF’s total assets, adjusted to reflect the Underlying ETF’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Underlying ETF will be more susceptible to the risk of adverse economic and political developments within those countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently sourced prices for securities traded on these markets and may be difficult to value the affected foreign securities for extended periods of time.

An Underlying ETF investing in foreign securities also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Underlying ETF may expose them to risks independent of their securities positions. In addition, it will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries, and capital gains on securities of certain foreign countries may be subject to taxation. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to shareholders.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Underlying ETF remain un-invested and no return is earned on such assets. The inability of the Underlying ETF to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying ETF due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

•        Emerging Markets.    Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as an Underlying ETF that invests in such issuers, often have limited rights and few practical remedies in emerging markets. Additionally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company. Each of these risks could negatively impact an Underlying ETF investing in emerging market securities.

•        Geographic Risk.    A natural disaster could occur in a geographic region in which an Underlying ETF invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Underlying ETF’s investments in, or which are exposed to, the affected region.

•        Currency Risk.    Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Cash and Short-Term Investments.    An Underlying ETF may hold cash or invest in short-term paper and other short-term investments. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited. An Underlying ETF also may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds. To the extent the Underlying ETF invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies by the 1940 Act. Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities Risk.    An Underlying ETF may invest in convertible securities, which have both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer, as well as in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. Convertible securities are subject to equity risk, interest rate risk and credit risk and are often lower-quality securities.

Corporate Debt Securities.    An Underlying ETF may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® (as defined below) or Baa or better by Moody’s (as defined below). Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. An Underlying ETF may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Underlying ETF could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Depositary Receipts.    American Depositary Receipts (“ADRs”) are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Global Depositary Receipts (“GDRs”) are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

To the extent that an Underlying ETF invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent that an Underlying ETF invests in GDRs, such GDRs will be listed on a foreign exchange. Generally, all Depositary Receipts must be sponsored. An Underlying ETF however, may invest in unsponsored Depositary Receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Illiquid or Restricted Securities.    An Underlying ETF may invest in illiquid securities, which are assets that the Underlying ETF reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Underlying ETF’s value or prevent the Underlying ETF from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity. An Underlying ETF may also invest in private placements and other restricted securities, including Regulation S securities and Rule 144A securities, could have the effect of increasing the Underlying ETF’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Underlying ETF might be unable to dispose of such securities promptly or at prices reflecting their true value.

Pooled Investment Vehicles.    An Underlying ETF may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, an Underlying ETF will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If an Underlying ETF invests in, and thus, is a shareholder of, a pooled vehicle, the Underlying ETF’s shareholders will indirectly bear the Underlying ETF’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Underlying ETF to its investment adviser and the other expenses that the Underlying ETF bears directly in connection with its own operations. In addition, the Underlying ETF’s investment in pooled investment vehicles may be considered illiquid and subject to the Underlying ETF’s restrictions on illiquid investments.

Junk Bonds.    An Underlying ETF may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Underlying ETF’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Underlying ETF will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Investment Grade Securities Risk.    Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leverage.    Under the 1940 Act, an ETF is permitted to borrow from a bank up to 33-1/3% of its net assets for short-term or emergency purposes. An Underlying ETF may borrow money at a fiscal quarter end to maintain the required level of diversification to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As a result, the Underlying ETF may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in the Underlying ETF. If the value of the Underlying ETF’s assets increases, then leveraging would cause the Underlying ETF’s NAV to increase more sharply than it would have had the Underlying ETF not been leveraged. Conversely, if the value of the Underlying ETF’s assets decreases, leveraging would cause the Underlying ETF’s NAV to decline more sharply than it otherwise would have had the Underlying ETF not been leveraged. The Underlying ETF may incur additional expenses in connection with borrowings.

Liquidity Risk.    An Underlying ETF’s investments may be subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Underlying ETF to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by an Underlying ETF, particularly during periods of market stress. In addition, if a number of securities held by an Underlying ETF stop trading, it may have a cascading effect and cause the Underlying ETF to halt trading. Volatility in market prices will increase the risk of the Underlying ETF being subject to a trading halt. Certain countries in which an Underlying ETF may invest may be subject to extended settlement delays and/or foreign holidays, during which the Underlying ETF will unlikely be able to convert holdings to cash.

MLP Risk.    An Underlying ETF may invest in securities of master limited partnerships (“MLPs”), which involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. An MLP is controlled by its general partner, which generally has conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLP’s. An Underlying ETF investing in MLPs will derive the cash flow associated from that investment from investments in equity securities of MLPs. The amount of cash that an Underlying ETF investing in MLPs will have available to pay or distribute to shareholders depends entirely on the ability of the MLPs that each such Underlying ETF owns to make distributions to their partners and the tax character of those distributions. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals, reducing profitability due to development of alternative energy sources, among other things, consumer sentiment, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Mortgage-Related and Other Asset-Backed Securities Risk.    An Underlying ETF that invests in mortgage-related and other asset-backed securities is subject to credit risk, liquidity risk, the risk of default, interest rate risk, and prepayment and extension risk, sometimes to a greater extent than various other types of fixed income investments. Declines in the credit quality of and defaults by the issuers of mortgage related and other asset-backed securities may decrease the value of such securities, which could result in losses to an Underlying ETF, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities.

Prepayment Risk and Extension Risk.    Prepayment risk is the risk that the issuer of a security held by an Underlying ETF may pay off principal more quickly than originally anticipated. The Underlying ETF may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by an Underlying ETF may pay off principal more slowly than originally anticipated. The Underlying ETF may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Real Estate Investment Trusts (“REITs”).    An Underlying ETF may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

An Underlying ETF may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements.    An Underlying ETF may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Underlying ETF to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Underlying ETF could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Underlying ETF seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements.    An Underlying ETF may borrow funds by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Underlying ETF may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and involve the risk that the market value of the securities sold by the Underlying ETF may decline below the repurchase price.

Securities Lending Risk.    An Underlying ETF may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Underlying ETF will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower.

Structured Products.    An Underlying ETF may invest in structured products, including exchange-traded notes (“ETNs”) and equity-linked instruments. These types of structured products are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. Structured products have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of a structured product may be influenced by time to maturity, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. Structured products also may be subject to credit risk. The value of an ETN may also be subject to the level of supply and demand for the ETN.

U.S. Government Securities Risk.    Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security an Underlying ETF holds does not apply to the market value of the security or to shares of the Underlying ETF. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government, is guaranteed only as to the timely payment of interest and principal when held to maturity.

Warrants.    An Underlying ETF may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the purchasing Underlying ETF could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

It is impossible to predict the effects of these or similar risks in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of the Fund.

INVESTMENT LIMITATIONS

Unless otherwise noted, whenever a fundamental investment policy or limitation states that a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to the Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Fundamental Policies

The Fund seeks to provide investment results that, before fees and expenses, track the performance of the ICE DriveWealth 100 Index. The investment objective may be changed by Board of Trustees of the Trust (the “Board”) without shareholder approval. The investment limitations below are fundamental policies of the Fund, and cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.      Issue senior securities, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

2.      Borrow money, except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief.

3.      Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

4.      The Fund will not concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

5.      Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

6.      Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts, swaps and other financial instruments or from investing in issuers engaged in the commodities business or securities or other instruments backed by physical commodities).

7.      Lend any security or make any other loan except as permitted under the 1940 Act, the rules, regulations and interpretations thereunder, and any applicable exemptive relief. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments permissible under the Fund’s investment policies.

Information about the Fund’s Fundamental Investment Policies

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the U.S. Securities and Exchange Commission (the “SEC”) and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Issuing Senior Securities.    The 1940 Act prohibits a fund from issuing senior securities except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. This policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Borrowing Money.    The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the borrowing fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions.

Acting as an Underwriter.    The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. Rather, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, this policy will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act.

Concentration.    While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The Fund will consider the investments of underlying investment companies to the extent necessary to determine compliance with its concentration policy.

Real Estate.    The 1940 Act does not prohibit a fund from owning real estate. However, a fund could lose favorable tax treatment if too much of its income is from sources other than investments in securities. This restriction would not prevent a fund from investing in securities of companies that invest in real estate or real estate-related activities.

Commodities.    The 1940 Act generally does not prohibit a fund from investing in commodities or commodity-related instruments. A fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid.

Lending.    The 1940 Act does not prohibit a fund from making loans. However, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

Non-Fundamental Investment Policies

In addition to the fundamental investment policies set forth above, the Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the ETFs that comprise the Index. This investment policy may be changed with 60 days prior written notice to Fund shareholders.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

MANAGEMENT OF THE FUND

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged the Adviser and Sub-adviser (“Advisers”) to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisers and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six (6) members, four (4) of whom are Independent Trustees. The Board conducts regular meetings four (4) times a year. In addition, the Board holds special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed Robert Cortright, an interested trustee, to serve in the role of Chair of the Board. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time.

The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund (as further described below). The Chair of each Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. The Committees meet regularly to conduct the oversight functions delegated to the Committees by the Board and reports their findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Fund is the responsibility of the Advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Advisers. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by the Advisers and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund and addresses them in periodic reports to the Board.

Members of the Board and Officers of the Trust

Set forth below are the names, years of birth, position with the Trust, term of office, principal occupations for a minimum of the last five years, number of portfolios overseen by, and other directorships of each of the persons currently serving as members of the Board and as officers of the Trust. Also included below is the term of office for each of the officers of the Trust. Unless otherwise noted, the address of each person listed is c/o DriveWealth ETF Trust, 15 Exchange Place, 10th Floor, Jersey City, New Jersey 07302. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Robert Cortright, is an interested person of the Trust as defined in the 1940 Act. No single Independent Trustee (defined below) serves as a lead Independent Trustee. The Board has determined its leadership structure is appropriate given the specific characteristics the Trust and its operations. The Board made this determination in consideration of, among other things, Trustees who are not interested persons of the Trust (i.e., “Independent Trustees”) constitute at least fifty percent (50%) of the Board and the Audit Committee is composed of the Independent Trustees.

Name, Address and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee/Officer
Interested Trustees
Robert S. Cortright* Year of Birth: 1957	Trustee (since 2022)	Chief Executive Officer, DriveWealth Holdings, Inc., since May 2012.	1	None
Christopher J. Quinn* Year of Birth: 1966	President (Principal Executive Officer) and Trustee (since 2022)	Vice President, DriveWealth, LLC since January 2022; Product Marketing Manager, isolved from September, 2021 to January 2022; Innovations Consultant, Northern Trust from November 2019 to September 2021.	1	None
Independent Trustees
Kirt F. Bjork Year of Birth: 1961	Trustee (since 2022)	Director of Regional Development, University of Notre Dame since August 2005.	1	None
James O. Bryant Year of Birth: 1962	Trustee (since 2022)	Retired; previously, Senior Managing Director, State Street Bank & Trust from May 1986 through April 2019.	1	None
Robert F. Smith, Jr. Year of Birth: 1964	Trustee (since 2022)	Partner, Circle Drive Associates since 1999; Partner, R F SMITH NH HOLDINGS LLC since 2014; Owner, Granite Industrial Machinery LLC from 2014 to 2022.	1	None
Caitlin Sheehan Year of Birth: 1981	Trustee (since 2022)	Director of Internal Communications, SS&C Eze since 2017.	1	None
Officers
Michael Minella Year of Birth 1971	Treasurer (Principal Financial Officer) and Chief Compliance Officer	Senior Principal Consultant and Fund Chief Compliance Officer, ACA Group, LLC from 2022 to present; Fidelity Investments, Director of Audit and Risk Strategy & Planning from 2021 to 2022; Fidelity Management & Research Company, Vice President and Director of Funds’ Treasurer’s Office and Investment & Adviser Compliance from 2009 to 2021.	1	None
Christopher Yamaguchi Year of Birth 1987	Secretary	General Counsel, DriveWealth, LLC since November 2017.	1	None

____________

*        Each of Christopher Quinn and Robert Cortright is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Adviser and/or an affiliate of the Adviser.

Board Standing Committees

The Board has established the following standing committees:

Audit Committee.    Each Independent Trustee is a member of the Trust’s Audit Committee (the “Audit Committee”) and James Bryant is the Chairman of the Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the review of any significant disputes regarding financial reporting between Trust management and such independent auditors. Under the terms of the Audit Committee charter adopted by the Board, the Audit Committee is authorized to, among other things, (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee.

Nominating Committee.    Each Independent Trustee is a member of the Trust’s Nominating Committee and Robert Smith is the Chairman of the Nominating Committee. The principal responsibilities of the Nominating Committee are to (i) identify, select and nominate the appropriate number of candidates for election or appointment as members of the Board, (ii) recommend any appropriate changes to the Board for consideration (iii) review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Trust relating thereto, (iv) review annually compensation paid by the Trust to Trustees for their service on the Board and its committees, (v) review committee chair assignments and committee assignments on an annual basis, and to determine whether there is a need for additional committees of the Board or whether existing committees should be combined or reorganized, and (vi) evaluate on at least an annual basis the independence of counsel to the Independent Trustees, if any. The Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees and does not consider nominations for the office of Trustee made by Trust shareholders.

Trustee Qualifications

The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. In addition, the Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

Christopher J. Quinn should serve as Trustee because of his previous employment experience and his knowledge of and experience in the financial services industry.

Robert S. Cortright should serve as Trustee because of the experience he has gained as Chief Executive Officer of DriveWealth Holdings, Inc., and his knowledge of and experience in the financial services industry.

Kirt F. Bjork should serve as Trustee because of his employment experience and his knowledge of and experience in the financial services industry.

James O. Bryant should serve as Trustee because of his prior employment experience, his understanding of, among other things, generally accepted accounting principles and financial statements, and his knowledge of and experience in the financial services industry.

Robert F. Smith, Jr. should serve as Trustee because of his experience serving as an officer of several businesses and his knowledge of the financial services industry.

Caitlin Sheehan should serve as Trustee because of the experience she has gained in the financial services and in financial technology industries.

As of January 20, 2023, none of the Independent Trustees or members of their immediate family, beneficially owned or owned of record securities representing interests in the Adviser, the Sub-adviser, or Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes an Independent Trustee’s spouse, children residing in the same household and dependents of the Independent Trustee.

Fund Shares Owned by Board Members

The Fund is new and, therefore, as of the date of this SAI, none of the Trustees beneficially owned shares of the Fund. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Act of 1934 (the “1934 Act”).

Board Compensation

The table below lists the compensation each Independent Trustee is expected to receive from the Fund during the fiscal year ending March 31, 2024. The interested Trustees do not receive compensation from the Fund.

Name	Aggregate Compensation from Fund	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefit upon Retirement	Total Compensation from the Trust
Kirt F. Bjork	$30,000	N/A	N/A	$30,000
James O. Bryant	$30,000	N/A	N/A	$30,000
Robert F. Smith, Jr.	$30,000	N/A	N/A	$30,000
Caitlin Sheehan	$30,000	N/A	N/A	$30,000

Codes of Ethics

Each of the Trust, DriveAdvisory, and Penserra has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions (including investments in securities that may be purchased and held by the Fund), but are required to report their personal securities transactions for monitoring purposes. Each Code of Ethics is on file with the SEC and is available to the public.

Proxy Voting Policy

The Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Adviser. The Adviser has adopted proxy voting policies and procedures, included in Appendix A to this SAI, concerning the voting of proxies of the Fund. The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file Form N-PX with the SEC no later than August 31 of each year. The Form N-PX is available, or will be available, at no charge upon request by calling (833) 222-8843. The Fund’s Form N-PX is also available or will be available, on the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities

The Fund has not yet commenced operations as of the date of this SAI, and, therefore, there were no public shareholders of the Fund as of the date of this SAI. DriveAdvisory will own the initial shares issued by the Fund and can thus approve any matter requiring shareholder approval.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

DriveAdvisory serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust and DriveAdvisory (the “Advisory Agreement”). DriveAdvisory is a New Jersey limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). DriveAdvisory’s offices are located at 15 Exchange Place, 10th Floor, Jersey City, New Jersey 07302. DriveAdvisory is a wholly owned subsidiary of DriveWealth Holdings, Inc., and DriveWealth Holdings, Inc. is the sole voting member of DriveAdvisory.

Under the Advisory Agreement, DriveAdvisory is responsible for reviewing, supervising and administering the Fund’s investment program and the general management and administration of the Trust. DriveAdvisory has engaged Penserra to assist it in managing the Fund’s investments. DriveAdvisory is responsible for overseeing the Sub-adviser. DriveAdvisory arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. DriveAdvisory manages the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the Trust. Under the Advisory Agreement, DriveAdvisory bears all of its own costs associated with providing advisory services to the Fund. As part of the Advisory Agreement, DriveAdvisory has contractually agreed to pay all expenses of the Fund, (except for the fee payments to the Adviser under the Advisory Agreement (also known as a “unitary advisory fee”)), acquired fund fees and expenses, brokerage commissions, trading fees, taxes and no-routine or extraordinary expenses. Nevertheless, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by DriveAdvisory for the fees and expenses for which it is responsible, which could materially adversely affect the Fund.

Because the Fund had not commenced operations prior to the date of this SAI, DriveAdvisory did not receive any unitary advisory fees during the prior three fiscal years.

The Advisory Agreement with respect to the Fund will continue in effect for two years from its initial effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved in accordance with Section 15(c) of the 1940 Act, namely by a vote of a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Advisory Agreement, DriveAdvisory may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Advisory Agreement with respect to the Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by DriveAdvisory, in each case on not less than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange or in such other circumstances where the Fund waives such notice period. The Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Adviser

Penserra, with its principal office located at 4 Orinda Way, 100-A, Orinda California 94563, serves as the investment sub-adviser for the Fund pursuant to an Investment Sub-Advisory Agreement between the Adviser and Penserra (the “Sub-Advisory Agreement”). The Sub-adviser is responsible for placing purchase and sale orders and shall make investment decisions for the Fund, subject to the supervision by the Adviser. For its services, the Sub-adviser is compensated by the Adviser. Because the Fund is new, the Adviser has not paid any sub-advisory fees to the Sub-adviser with respect to the Fund as of the date of this SAI. Penserra is owned by Dustin Lewellyn, Ernesto Tong, Anand Desai and Penserra Financial Ventures, LLC.

Portfolio Managers

The Sub-adviser supervises and manages the investment portfolio of the Fund and will direct the purchase and sale of the Fund’s investment securities. The Sub-adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

Dustin Lewellyn, Ernesto Tong, and Anand Desai of Penserra are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Portfolio Manager Fund Ownership.    The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. The Fund has not yet commenced operations as of the date of this SAI. Therefore, Dustin Lewellyn, Ernesto Tong, and Anand Desai did not beneficially own any shares of the Fund as of that date.

Other Accounts.    The following table provides additional information about other portfolios or accounts managed by the Fund’s portfolio managers as of January 19, 2023. The portfolio managers did not manage any accounts with performance-based fees:

Portfolio Managers
	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Dustin Lewellyn	42	$5.99 billion	0	0	0	0
Ernesto Tong	42	$5.99 billion	0	0	0	0
Anand Desai	42	$5.99 billion	0	0	0	0

Portfolio Manager Compensation

The portfolio managers receive a base pay and an annual bonus incentive based on performance against individual and organizational unit objectives, as well as overall Sub-adviser results. The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who obtain results consistent with the objectives of the products under the individual’s management. In addition, these employees also participate in a long-term incentive program. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee’s total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Description of Material Conflicts of Interest

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the similar investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge of the size, timing and possible market impact of the Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts, including personal trading, and to the disadvantage of the Fund. However, the Sub-adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Sub-adviser monitors and limits personal trading in accordance with its Code of Ethics.

Administrator, Custodian and Transfer Agent

State Street serves as administrator (the “Administrator”) for the Fund. The principal address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, MA, 02111. Under an Administration Agreement with the Trust dated January 18, 2023 (the “Administration Agreement”), the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.

For its services under the Administration Agreement, the Administrator is entitled to a fee, based on assets under management, subject to a minimum fee. The Advisory Agreement provides that DriveAdvisory will pay certain operating expenses of the Trust, including the fees due to the Administrator under the Administration Agreement.

Additionally, State Street serves as custodian (the “Custodian”) for the Trust. Under the Custodian Agreement with the Trust dated January 12, 2023 the Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Trust, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Trust for the Fund.

Under the Custodian Agreement, foreign securities held by the Fund, if any, will generally be held by sub-custodians in the Custodian’s sub-custodian network.

State Street further acts as a transfer agent (the “Transfer Agent”) for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust, under the Transfer Agent Agreement with the Trust dated January 18, 2023. The Advisory Agreement provides that DriveAdvisory will pay certain operating expenses of the Trust, including the fees due to the Transfer Agent under the Transfer Agent Agreement.

Distributor and Distribution Arrangements

Foreside Fund Services, LLC serves as distributor for the Trust. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust dated February 3, 2023, (the “Distribution Agreement”) pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with DriveAdvisory, Penserra or any national securities exchange.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by a vote of a majority of the Independent Trustees; (ii) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (iii) on at least thirty (30) days’ prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares. Such Soliciting Dealers also may be Authorized Participants or DTC Participants (as defined below).

Distribution Plan.    The Fund has adopted a distribution plan applicable to the Fund’s shares (the “Distribution Plan”). Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance, and/or (iii) advertising and marketing of shares, such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur. The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

No distribution fees are currently charged to the Fund and there are currently no plans to impose these fees. The Distribution Plan was adopted in order to permit the implementation of the Fund’s method of distribution. In the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

The Distribution Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of fees that may be paid by the Fund under the Distribution Plan unless such amendment is approved by a 1940 Act majority vote of the outstanding shares and by the Fund’s Trustees in the manner described above. The Distribution Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees or by a 1940 Act majority vote of the outstanding shares.

Intermediary Compensation.    DriveAdvisory and/or its affiliates, out of its own resources and not out of the Fund’s assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”), to the extent permitted by applicable law, for certain activities related to the Fund, including marketing and education support and the sale of the Fund’s shares. These arrangements are sometimes referred to as revenue sharing arrangements. Revenue sharing arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of shares of the Fund.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). Such compensation may also be paid to Intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs. DriveAdvisory periodically assesses the advisability of continuing to make these payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend and what services to provide in connection with various products based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by DriveAdvisory and/or its affiliates to an Intermediary may create an incentive for the Intermediary to encourage customers to buy shares of the Fund.

Counsel to the Trust

K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

KPMG LLP, located at Two Financial Center, 60 South Street, Boston, MA 02111, the Trust’s independent registered public accounting firm, provides audit and tax services with respect to filings with the SEC.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

Trading prices of shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

BOOK ENTRY ONLY SYSTEM

The information below supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC.

The DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants and by the Exchange, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.

Brokerage Transactions

The Sub-adviser assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities.

Although the Sub-adviser strives to obtain the best net price under prevailing circumstances surrounding each trade, the determinative factor is whether a transaction represents the best overall execution for the Fund and not whether the lowest possible transaction cost is obtained. The Sub-adviser considers the full range and quality of a broker-dealer’s servicing in selecting the broker to meet best execution obligations, and may not pay the lowest transaction cost available. The Sub-adviser reviews trading to ensure best execution, operational performance, and reasonable commission rates. Order flow may go through traditional broker-dealers, but may also be executed on an Electronic Communication Network, Alternative Trading System or other execution system.

Where multiple broker-dealers are available to execute portfolio transactions, in selecting the brokers or dealers for any transaction in portfolio securities, the Sub-adviser’s policy is to make such selection based on factors deemed relevant, which may include the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid or spreads is evaluated by the Sub-adviser generally based upon its knowledge of available information as to the general level of commissions paid or spreads by other institutional investors for comparable services. Brokers or dealers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Sub-adviser may also consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

When one or more broker-dealers is believed capable of providing the best combination of price and execution, a broker-dealer need not be selected based solely on the lowest commission rate available for a particular transaction. In such cases, the Sub-adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage research services provided to the Sub-adviser consistent with Section 28(e) of the 1934 Act. Section 28(e) provides that the Sub-adviser may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged as long as the Sub-adviser makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. To the extent the Sub-adviser obtains brokerage and research services that it otherwise would acquire at its own expense, the Sub-adviser may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

The types of products and services that the Sub-adviser may obtain from broker-dealers through such arrangements may include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-adviser may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services. Any advisory or other fees paid to the Sub-adviser are not reduced as a result of the receipt of brokerage and research services.

In some cases, the Sub-adviser may receive a product or service from a broker that has both a research and a non-research use. When this occurs, the Sub-adviser will make a good faith allocation between the research and non-research uses of the product or service. The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while the Sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-adviser faces a potential conflict of interest, but the Sub-adviser believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Brokerage transactions may be conducted through an affiliate (as defined in the 1940 Act). An affiliated broker-dealer will receive compensation from the Fund in connection with the Fund’s portfolio investment transactions conducted through them. This arrangement may present actual or perceived conflicts of interest, but the 1940 Act permits commissions to be paid by a fund to an affiliated broker or dealer if such commissions do not exceed the usual and customary broker’s commission. Accordingly, the Fund has adopted compliance policies and procedures to permits such trades so long as, among other matters, the commissions paid to an affiliated broker-dealer are, in the judgment of the Sub-adviser, reasonable and fair as compared to the commissions charged by other brokers in connection with comparable transactions involving similar securities.

An affiliated broker-dealer may engage in proprietary trading and advise accounts and funds that have investment objectives similar to that of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions for an affiliated broker-dealers other client accounts will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. As a result, the affiliated broker-dealer may compete with the Fund for appropriate investment opportunities.

Brokerage Commissions

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not pay any brokerage commissions during the three prior fiscal years.

Directed Brokerage

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not pay any brokerage commissions pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or the Sub-adviser during the prior fiscal year.

Affiliated Brokers

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not pay any brokerage commissions to any affiliated brokers during the three prior fiscal years.

Regular Broker-Dealers

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares.

Because the Fund had not commenced operations as of the date of this SAI, the Fund did not own any securities of their “regular broker-dealers” as of that time.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or dealer mark-ups and other transaction costs. The overall reasonableness of brokerage commissions is evaluated by the Sub-adviser based upon their knowledge of available information as to the general level of commissions and spreads paid or incurred by the other institutional investors for comparable services.

Because the Fund had not commenced operations as of the date of this SAI, the Fund does not have portfolio turnover information for the prior fiscal year to report.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. In its discretion, the Board reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through a DTC Participant that has entered into an authorized participant agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such authorized participant agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the authorized participant agreement and any handbook governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of the Fund’s portfolio holdings; or the Fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings, (ii) a representative Basket that is different from the initial Basket used in transactions on the same business day, or (iii) a Basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser and/or Sub-adviser who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Adviser or Sub-adviser (as applicable) may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether and to what extent to include cash in the Basket; (4) whether the Custom Basket increases the liquidity of the Fund’s portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the Fund’s portfolio when other Basket options exist; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index. The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket. Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”

The Custodian or the Administrator makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the required number of shares of each Deposit Security and Deposit Cash, in the Deposit Basket, and the estimated amount of the Cash Component to be included in the current Fund Deposit. Such Fund Deposit will normally be applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s Index.

Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.

The Adviser or Sub-adviser (as applicable) on behalf of the Fund, will convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any cash received into foreign investments.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund generally before 4:00 pm Eastern Time. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (ordinarily 4:00 pm Eastern Time (“Cutoff Time”)). Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom orders must normally be received in proper form and accepted by the Trust at least two hours prior to the Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in proper form if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions with an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of a proprietary website maintained by an agent of the Trust for this purpose. A Purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a creation order, for any reason, provided that such action is not in contravention of Rule 6c-11. For example, the Fund may reject or revoke acceptance of a creation order including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor, the Sub-adviser and DriveAdvisory make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may be rejected.

The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will then be transmitted to the Authorized Participant that placed the order. Creation Units typically are settled on a T+2 basis (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	Standard Transaction Fee	Maximum Variable Transaction Fee*
DriveWealth ICE 100 Index ETF	$250**	3%

____________

*        As a percentage of the Creation Unit(s) purchased.

**      If a transaction is settled via cash instead of in-kind, the fee will be reduced to $100.

The Adviser may adjust the transactions fees from time to time based on actual experience.

REDEMPTIONS OF CREATION UNITS

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”

The Custodian or the Administrator normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the list of names and the number of shares of each Redemption Security and Redemption Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system. The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree.

The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s investments and may not be the same as the Deposit Securities.

Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.

The Adviser or the Sub-adviser, as applicable, on behalf of the Fund, will sell investments denominated in foreign currencies and convert such proceeds into U.S. Dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any investments into U.S. Dollars.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund generally before 4:00 pm Eastern Time. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (ordinarily 4:00 pm Eastern Time) (the Cutoff Time). Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom orders must normally be received in proper form and accepted by the Trust at least two hours prior to the Cutoff Time.

The AP Agreement sets forth the different methods whereby Authorized Participants can submit redemption requests. A redemption request is considered to be in proper form if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions to an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders by or through an Authorized Participant via communication through a proprietary website maintained by an agent of the Trust for this purpose. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by the Fund of the Fund Securities, including Redemption Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.

To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Fund Securities or Cash Component and the value of the collateral.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.

In addition, because redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws, the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering the Fund Security under such laws.

Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a T+2 basis (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions. The Fund reserves the right to settle redemption transactions up to 15 days later to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Redemption Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	Standard Transaction Fee	Maximum Variable Transaction Fee*
DriveWealth ICE 100 Index ETF	$250**	2%

____________

*        As a percentage of the Creation Unit(s) redeemed.

**      If a transaction is settled via cash rather than in-kind, the fee will be reduced to $100.

The Adviser may adjust the transactions fees from time to time based on actual experience.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Postponement of Redemptions

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than fifteen calendar days.

The right of redemption may also be suspended or the date of payment postponed (1) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the relevant Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a RIC

The Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Taxation of the Fund

If the Fund qualifies as a RIC, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If the Fund fails to satisfy the qualifying income test in any taxable year or the diversification requirements for any quarter, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders substantially all of its taxable income and its net capital gains. Taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Deferral of Late Year Losses

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing the Fund’s distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital Loss Carryovers

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Such capital loss carryover can be used to offset capital gains of the Fund in succeeding taxable years. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Excise Tax

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Preferential long-term capital gain rates apply to individuals at a maximum rate of 20% for individuals with taxable income exceeding certain thresholds. Such preferential rates also apply to qualified dividend income if certain holding period requirements are met. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, which includes China (but not Hong Kong which is treated as a separate jurisdiction), or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by the Fund’s shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

Given the Fund’s investment objective, it is not expected that Fund distributions will be eligible for qualified dividend income treatment or the corporate dividends received deduction on Fund distributions attributable to dividends received.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund makes distributions to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sale or Exchange of Shares

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As noted above, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund.

Backup Withholding

The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.

Federal Tax Treatment of Certain Fund Investments

Transactions of the Fund in options, futures contracts, hedging transactions, forward contracts, swap contracts, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by the Fund.

The Fund is required, for federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under “Certain Foreign Currency Tax Issues,” gain or loss from Section 1256 contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Some debt obligations that are acquired by the Fund may be treated as having original issue discount (“OID”). Generally, the Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If the Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gains on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Certain Foreign Currency Tax Issues

The Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The Fund’s forward contracts may qualify as Section 1256 contracts if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If the Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts would apply to those forward currency contracts: that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If the Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. The Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 contracts and are entered into by the Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments

Income received by the Fund from sources within foreign countries (including, for example, interest on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If as of the end of the Fund’s taxable year more than 50% of the Fund’s assets consist of foreign securities, the Fund is expected to make an election to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Because a foreign tax credit is only available for foreign taxes paid by the Fund, no such credit may be available for a reduction in the Fund’s net asset value to reflect a reserve (if any) for Chinese withholding taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Passive Foreign Investment Companies

If the Fund purchases shares in a PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Tax-Exempt Shareholders

Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. If the Fund were to recognize short-term capital gains or U.S.-source portfolio interest, properly reported short-term capital gain dividends and interest-related dividends paid by the Fund would not be subject to such withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend or short-term capital gains dividends and certain other conditions are met.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a non-U.S. person may be subject to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax will be imposed on dividends paid by the Fund, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement a similar reporting regime will be exempt from this withholding tax if the shareholder and the applicable foreign government comply with the terms of such agreement. A Shareholder subject to such withholding tax will not receive additional amounts from the Fund to compensate for such withholding. Proposed regulations (which are effective while pending) eliminate the application of the FATCA withholding tax to capital gain dividends and redemption proceeds that was scheduled to take effect in 2019.

Creation and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.

Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Section 351

The Trust on behalf of the Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

This information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of the Fund outstanding, rounded to the nearest cent. The NAV per share for the Fund normally is calculated by the Administrator and determined as of the regularly scheduled close of normal trading on each day that the NYSE is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If, a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described below).

Investments for which market prices are not readily available, or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. The Fund may fair value certain of the foreign securities held by the Fund, if any, each day the Fund calculates its NAV.

In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that trade outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

If the Adviser or the Sub-adviser becomes aware of a Significant Event that has occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which the Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Audit Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless the Adviser or the Sub-adviser recommends and the Trust’s Audit Committee determines to make additional adjustments.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day. In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of the Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from the Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, at least annually. The Fund also distributes its net realized capital gains, if any, to investors annually. The Fund may make distributions on a more frequent basis. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable.

OTHER INFORMATION

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of the Fund’s portfolio holdings and the use of material non-public information about the Fund’s holdings. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of DriveAdvisory, the Sub-adviser, the Distributor, or any affiliated person of the Fund, DriveAdvisory, the Sub-adviser, or the Distributor. The policies and procedures apply to all officers, employees, and agents of the Fund, including DriveAdvisory and the Sub-adviser.

The Fund will disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The Fund’s entire portfolio holdings are also publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, a Basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily via the NSCC. The Basket represents one Creation Unit of the Fund.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of Fund service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units with the Fund) (“Authorized Participants”), and (ii) to other personnel of the Funds’ service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the requirements of the 1940 Act and rules promulgated thereunder, agreements with the Funds, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Funds, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Chief Compliance Officer may authorize disclosure of portfolio holdings under additional circumstances when it is determined to be appropriate and doing so is reasonably likely not to harm the Fund or its shareholders.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Trust’s the portfolio holdings policies and procedures by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act) that may arise in connection with any portfolio holdings policies and procedures, and (3) considering whether to approve or ratify any amendment to any of the portfolio holdings policies and procedures. The Board and the Fund reserve the right to amend the policies and procedures in their sole discretion at any time and from time to time without prior notice to shareholders. For purposes of the policies and procedures, the term “portfolio holdings” means investment positions held by the Fund that are not publicly disclosed.

In addition to the permitted disclosures described above, the Fund must publicly disclose its complete holdings quarterly in SEC filings. These reports will be available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Trust’s policies and procedures.

Voting Rights

Each share of the Fund is entitled to one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shareholders receive one vote for every full Fund share owned. Shareholders of the Fund will vote separately on matters relating solely to the Fund. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings unless otherwise required by the 1940 Act. However, for the purpose of considering removal of a Trustee as provided in Section 16(c) of the 1940 Act, a special meeting may be called by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholder inquiries can be made by contacting the Trust at the number and website address provided under “Shareholder Inquiries” below.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at https://www.drivewealth.com/advisory/dwi-us100 or call (833) 222-8843 to obtain information about account statements, procedures, and other related information.

FINANCIAL STATEMENTS

DriveWealth ICE 100 Index ETF
Statement of Assets and Liabilities
January 12, 2023

Assets:
Cash	$100,000
Total assets	100,000

Liabilities:
Total liabilities	—

Net Assets	$100,000

Net Assets consist of:
Paid-in capital	$100,000
Net Assets	$100,000

Shares Outstanding (no par value; unlimited shares authorized)	4,000
Net Asset Value Per Share	$25.00

See accompanying Notes to Financial Statement.

DriveWealth ICE 100 Index ETF

Notes to Financial Statement

January 12, 2023

Note A — Organization

DriveWealth ICE 100 Index ETF (the “Fund”) is a newly organized, diversified, separate operating series of DriveWealth ETF Trust (“Trust”), a Delaware statutory trust since October 11, 2022, that is registered with the Securities and Exchange Commission as an open-end management investment company. The Fund has had no operations to date, other than those relating to organizational matters and the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100,000 ($25.00 per share) to DriveAdvisory, LLC (“Adviser”), the Fund’s investment adviser on January 12, 2023.

The Fund’s investment objective is to seek investment results that, before fees and expenses, track the performance of the ICE DriveWealth 100 Index.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund may enter into contracts that contain representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund.

Note B — Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.”

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions at the date of the financial statement. Actual results could differ from those estimates.

Note C — Investment Advisory Agreement and Other Services

The Fund retains the Adviser as its investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”). For such investment advisory services, the Fund has agreed to pay the Adviser a unitary advisory fee payable at the annual rate of 0.50% of the Fund’s average daily net assets. Under the Advisory Agreement, the Adviser bears all of its own costs associated with providing services to the Fund.

In addition, the Adviser has contractually agreed to pay all operating expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) brokerage expenses, including commissions, and other transaction costs; (iii) acquired fund fees and expenses; (iv) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), including distribution fees; (v) the compensation payable to the Adviser under the Advisory Agreement; (vi) litigation and tax reclaim expenses; and (vii) any expenses determined to be extraordinary expenses by the Board of Trustees (the “Board”). There were no fees incurred as of January 12, 2023 relating to these arrangements. With the Fund’s consent, the Adviser may subcontract to third parties some of its responsibilities to the Fund under the Investment Advisory Agreement and may compensate each such third party that provides such services. There were no fees incurred as of January 12, 2023 relating to these arrangements.

Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Adviser, Penserra Capital Management LLC is responsible for the day-to-day management of the Fund. Under the Sub-Advisory Agreement, the Adviser pays the Sub-adviser a fee for its services.

The Fund has adopted a Distribution Plan (the “Distribution Plan”) that allows the Fund to pay distribution fees to Foreside Fund Services, LLC (the “Distributor”) and other firms that provide distribution services (“Service Providers”). Under the Distribution Plan, if a Service Provider provides distribution services, the Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees. The Board currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board.

DriveWealth ICE 100 Index ETF

Notes to Financial Statement

January 12, 2023

Note D — Organizational Expenses and Offering Costs

The Adviser (and not the Fund) has agreed to pay all of the Fund’s organizational expenses and offering costs. As a result, organizational expenses and offering costs of the Fund are not reflected in the Fund’s Statement of Assets and Liabilities. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. Organizational expenses and offering costs are estimated to be $360,600.

Note E — Capital Share Transactions

The Fund will issue or redeem capital shares in aggregation of a specified number of shares (each, a “Creation Unit”) to certain institutional investors (typically market makers or other broker-dealers) on a continuous basis through the Distributor. Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities, cash or a combination thereof, consistent with the Fund’s investment objective, policies and disclosure.

Note F — Federal Income Taxes

It is the intention of the Fund to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

Note G — Subsequent Events

Management has evaluated all subsequent events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in this financial statement.

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Shareholder of the Fund and Board of Trustees

DriveWealth ETF Trust:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of DriveWealth ICE 100 Index ETF (the Fund), a series of the DriveWealth ETF Trust, as of January 12, 2023, and the related notes (collectively, the financial statement). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 12, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of DriveWealth ETF Trust since 2023.

Boston, Massachusetts

March 23, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

APPENDIX A — PROXY VOTING POLICY

Proxy Voting Policies and Procedures of the Adviser

Background

An investment adviser owes a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. DriveAdvisory will adhere to Rule 206(4)-6 of the Advisers Act and applicable laws and regulations in regard to the voting of proxies. As a result, investment advisers must conduct a reasonable review into matters on which the adviser votes and to vote in the best interest of the client.

Policies and Procedures

The Trust has delegated proxy voting responsibilities to DriveAdvisory with respect to DriveWealth ICE 100 Index ETF, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and incompliance with all applicable proxy voting rules and regulations. As such, DriveAdvisory has the authority to vote proxies with respect to securities held by the Funds over which DriveAdvisory has voting discretion.

DriveAdvisory will cast proxy votes in a manner that is consistent with the best interests of the Funds. Where DriveAdvisory undertakes proxy voting responsibilities on behalf of multiple clients, it shall consider whether it should have different voting policies for some or all of these different clients, depending on the investment strategy and objectives of each client. These proxy voting policies and procedures are designed to deal with the complexities which may arise in cases where DriveAdvisory’s interests conflict or appear to conflict with the interests of its clients and to provide a copy of proxy voting and these procedures upon client request. DriveAdvisory will also make available the record of DriveAdvisory’s votes promptly upon request.

Unless contractually obligated to vote in a certain manner, DriveAdvisory will reach its voting decisions independently, after appropriate investigation. In order to facilitate the actual process of voting proxies, DriveAdvisory may contract with a proxy voting service provider. To the extent a proxy voting service provider is used, the CCO will be responsible for overseeing the proxy voting service provider’s proxy voting activities for DriveAdvisory and will attempt to ensure that proxies are voted pursuant to the Procedures.

The CCO is responsible for monitoring the effectiveness of this policy.

DriveAdvisory generally will monitor proposed corporate actions and proxy issues regarding client securities and may take any of the following actions based on the best interests of its clients: (i) determine how to vote the proxies; (ii) abstain; or (iii) follow the recommendations of an independent proxy voting service in voting the proxies.

In general, DriveAdvisory will determine how to vote proxies based on reasonable judgment of the vote most likely to produce favorable financial results for its clients. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. DriveAdvisory will always consider each side of each proxy issue.

Non-Voting of Proxies

DriveAdvisory will generally not vote proxies in the following situations:

•        Where DriveAdvisory and client have agreed in advance to limit the conditions under which DriveAdvisory would exercise voting authority;

•        Proxies are received for equity securities where, at the time of receipt, DriveAdvisory’s position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an “immaterial position”); or

•        Where DriveAdvisory has determined that refraining is in the best interest of the client, such as when the cost to the client of voting the proxy is greater than the expected benefit of voting (e.g. voting a foreign security that is required to be made in person).

•        Proxies are received for equity securities where, at the time of receipt, DriveAdvisory’s clients no longer hold that position.

Management Proposals

DriveAdvisory will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year, or voting for directors in favor of the management proposed slate. Other routine matters in which DriveAdvisory will generally vote along with company management include: appointment of auditors; fees paid to board members; and change in the board structure. DriveAdvisory will generally vote along with management as long as the proposal does not: i) measurably change the structure, management, control or operations of DriveAdvisory; ii) measurably change the terms of, or fees or expenses associated with, an investment in DriveAdvisory; and (iii) the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to DriveAdvisory. Routine matters may not necessitate the same level of analysis than non-routine matters.

Non-Routine Matters

Non-routine matters may include such things as:

•        The authorization of additional common or preferred stock;

•        Initiation or termination of barriers to takeover or acquisition;

•        Mergers or acquisitions; and

•        Corporate reorganizations.

In non-routine matters, DriveAdvisory will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis given the complexity of many of these issues. When determining how to vote non-routine matters DriveAdvisory shall typically conduct an issue-specific analysis, giving consideration to the potential effect on the value of a client’s investments.

Processing Proxy Votes

The CCO will be responsible for determining whether each proxy is for a “routine” matter, as described above, and whether the policy and procedures set forth herein actually address the specific issue. For proxies that are not clearly “routine”, DriveAdvisory, in conjunction with the CCO, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the issuer. DriveAdvisory’s proxy voting record will be updated at the time the proxy is submitted.

Periodic Testing

DriveAdvisory shall evaluate compliance by periodically sampling the proxy votes it casts on behalf of its clients by sampling proxy votes that relate to proposals that are non-routine matters and require more issue-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations).

Conflicts of Interest

Conflicts of interest between DriveAdvisory or an Associated Person of DriveAdvisory and DriveAdvisory’s clients with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with an issuer or with the directors, candidates for director, or senior executives of an issuer.

Potential conflicts of interest between DriveAdvisory and its clients may arise when DriveAdvisory’s relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of DriveAdvisory’s clients.

If the issue is specifically addressed in these policies and procedures, DriveAdvisory will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these policies and procedures and an apparent or actual conflict exists, DriveAdvisory shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from DriveAdvisory’s CEO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, DriveAdvisory will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.      DriveAdvisory may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.      DriveAdvisory may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.      DriveAdvisory may follow the recommendations of an independent proxy voting service in voting the proxies.

Disclosure to Clients

The full text of DriveAdvisory’s proxy voting policy will be provided to clients upon request.

Form N-PX

The Fund Administrator will file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX no later than August 31 of each year. The Form N-PX filing for the Funds will be based on the proxy voting records provided by DriveAdvisory.

It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures

It is the general policy of the Firm to vote on all matters presented to Security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, DriveAdvisory reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgement, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration DriveAdvisory’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate).

As DriveAdvisory provides investment advisory services to registered, an open-end investment company, it will vote any proxies for the Funds in accordance with any applicable investment restrictions of the Funds, if applicable.

Proxy Voting Service Provider Oversight

To the extent a proxy voting service provider is used, DriveAdvisory will obtain an annual attestation from the proxy voting service provider addressing the following items:

1.      Proxy voting service provider has the capacity and competence to adequately analyze proxy issues and other governance issues and makes its recommendations in an impartial and independent manner;

2.      Identify any exceptions to the proxy voting service provider’s proxy voting policies in the application of vote recommendations on behalf of the Funds;

3.      Identify any proxy voting recommendations made by the proxy voting service provider which were subject to a conflict of interest.

APPENDIX B — DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”) and Standard &Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1) This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•        Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•        Nature of and provisions of the obligation;

•        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•        Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•        Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.